Goodwill, net	6 Months Ended
Jun. 30, 2024
Goodwill and Intangible Assets Disclosure [Abstract]
Goodwill, net

6	Goodwill, net

	December 31, 2023	June 30, 2024	June 30, 2024
	S$’000	S$’000	US$’000

Acquisition	664	664	490
Goodwill impairment	(664)	(664)	(490)
	-	-	-

Acquisition of Meili Technologies Pte. Ltd. and its subsidiaries (“Meili Group”)

On February 20, 2023, Ryde Technologies Pte. Ltd. entered into a Sale and Purchase Agreement for the acquisition of Meili Group, a last-mile on-demand logistics service provider in Singapore. The Meili Group comprises of Meili Technologies Pte. Ltd. and its wholly-owned subsidiary, Meili Technologies Malaysia Sdn. Bhd. (“Meili Malaysia”), which located in Malaysia. Meili Malaysia is a dormant since the date of incorporation on December 16, 2021. The acquisition is expected to contribute to the growth of the Company’s current quick commerce business.

The purchase consideration was satisfied by the issuance of exchangeable notes to the Meili Noteholders each exchangeable into shares in the Company. Under the terms and conditions of the exchangeable notes, unless previously redeemed or exchanged into shares in the Company, the purchase consideration will be mandatorily exchanged into shares of the Company upon the occurrence of the Company obtaining the receipt of the notification from a recognized exchange for the filing of the offer document for the listing. The mandatory exchange of the exchangeable notes into shares of the Company will be based on a 25% discount to the price per share on the post-money valuation of the Company immediately following the listing. As of June 30, 2023, the fair value of the purchase consideration is S$600,000.

In connection with the acquisition of Meili Group, the Company recognized identifiable assets and assumed liabilities at their respective fair values on a provisional basis as of February 20, 2023. These values are subject to change upon receipt of all the necessary information about the facts and circumstances that were in existence as of the acquisition date. The key information in this regard pertains to the value of the consideration used in measuring goodwill, which is subject to the post-money valuation of the Company and the completion of the exchange of all of the exchangeable notes held by the Meili Noteholders.

The following table summarizes the fair value of the assets acquired and liabilities assumed as of February 20, 2023:

S$’000

Cash and cash equivalents	63
Accounts receivable, net	12
Deposits, prepaid expenses and other current assets	76
Total identifiable assets acquired	151
Total liabilities assumed	(215)
Net liabilities acquired	(64)
Goodwill	664
Total acquisition consideration	600

The excess of purchase consideration over the fair value of net tangible and identifiable intangible assets acquired was recorded as goodwill.

Goodwill Impairment

In 2023, we performed an interim goodwill impairment test by comparing the fair value of the Meili Group to its carrying value. The fair value was determined as a sum of the discounted cash flow (“DCF”) method. The significant unobservable inputs used in the fair value measurement include discount rate of 6.12%, growth rate of 5% to 10%, and dividend yield of 0%. The carrying value of Meili Group exceeded its fair value, and as a result, a goodwill impairment charge of S$664,000 was recorded in the unaudited interim condensed consolidated statements of operations for the six months ended June 30, 2023.